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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 23, 2003
Date of Report (date of earliest event reported)

COMMUNITY HEALTH SYSTEMS, INC.
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	001-15925 (Commission File Number)	13-3893191 (I.R.S. Employer Identification No.)
155 Franklin Road, Suite 400 Brentwood, Tennessee 37027 (Address of principal executive offices)

Registrant's telephone number, including area code: (615) 373-9600

ITEM 9. REGULATION FD DISCLOSURE (including information furnished pursuant to Item 12)

        The following information is being furnished pursuant to Item 12, "Results of Operations and Financial Condition." On April 23, 2003, Community Health Systems, Inc. announced operating results for the quarter ended March 31, 2003. A copy of the related press release is attached as Exhibit 99.1 to this Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 23, 2003	COMMUNITY HEALTH SYSTEMS, INC. (Registrant)
	By:	/s/ Wayne T. Smith Wayne T. Smith Chairman of the Board President and Chief Executive Officer (principal executive officer)
	By:	/s/ W. Larry Cash W. Larry Cash Executive Vice President and Chief Financial Officer (principal financial officer)
	By:	/s/ T. Mark Buford T. Mark Buford Vice President and Corporate Controller (principal accounting officer)

Index to Exhibits Filed with the Current Report on Form 8-K Dated April 23, 2003

Exhibit Number	Description
99.1	Press Release dated April 23, 2003

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  ITEM 9. REGULATION FD DISCLOSURE (including information furnished pursuant to Item 12)
SIGNATURES